EXHIBIT 10(am)
                                                                  --------------

                               AMENDMENT No. 1 to
                           PURCHASE AND SALE AGREEMENT
                        60MW SOLAR CELL PRODUCTION LINE,
                     For 156mm Multi Crsytalline Solar Cells

                                     between

                                SPIRE CORPORATION
                                       and
                               UNI-CHEM CO., LTD.

     This Amendment is made effective September 17, 2009, by and between Spire Corporation ("Spire") and Uni-CHEM Co., Ltd. ("Uni-CHEM") to amend the Purchase and Sale Agreement: 60MW Solar Cell Production Line dated August 26, 2009 ("Cell Agreement"; individually referred to as "Party" and collectively referred to as "Parties").


WHEREAS, the Parties entered into a Cell Agreement on August 26, 2009;

WHEREAS, the Parties intend to restate and revise certain intents and obligations within the MOA;

NOW THEREFORE, the Parties agree to and shall amend the Cell Agreement as follows:


     1. Article 3 shall be amended to state that the Products will be shipped to Buyer on or before July 20, 2010.

     2. Article 3 (NOTE) shall be amended to state that the shipment schedule is contingent on Seller's receipt of Buyer's initial non-refundable down payment on or before November 20, 2009.

     3. Article 4(b) shall be amended to state that the shipment schedule is contingent on Seller's receipt of Buyer's initial non-refundable down payment on or before November 20, 2009.

     4. Article 5(a)(ii) shall be amended to state that the down payment shall be received on or before November 20, 2009.

     5. Attachment A(11) shall be amended to state that shipment will be made "on or before July 20, 2010."


Except as expressly set forth herein, all other terms and conditions of the Cell Agreement shall remain unchanged.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement and these Amendments as of the date first above written.

Offered By:                             Acknowledged and Accepted By:

Spire Corporation                       Uni-CHEM CO., Ltd.

/s/ Rodger W. LaFavre                   /s/ Hochan Lee
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By                                      By

C.O.O.                                  Chairman
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Title                                   Title


Sept. 17, 2009                          September 17, 2009
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Date                                    Date